UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Plug Power Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

April 14, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), to be held on Thursday, May 20, 2004, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York.

The Annual Meeting has been called for the purpose of (i) electing three Class II Directors, each for a three-year term and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 26, 2004, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the three nominees as Class II Directors of the Company.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Dr. Roger B. Saillant

President and Chief Executive Officer

REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS. Shareholders may elect to receive future distributions of proxy statements and annual reports by e-mail. To take advantage of this service, please see Delivery of Proxy Materials and Annual Report of this proxy statement for further information.

PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

(518) 782-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 20, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 20, 2004, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York (the “Annual Meeting”) for the purpose of considering and voting upon:

1.	The election of three Class II Directors, each to hold office until the Company’s 2007 annual meeting of stockholders and until such director’s successor is duly elected and qualified; and

2.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 26, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

By Order of the Board of Directors

Ana-Maria Galeano

Corporate Secretary

Latham, NY

April 14, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

(518) 782-7700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 20, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. (the “Company”) for use at the 2004 Annual Meeting of Stockholders of the Company to be held on Thursday, May 20, 2004, at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.	The election of three Class II Directors, each to hold office until the Company’s 2007 annual meeting of stockholders and until such director’s successor is duly elected and qualified; and

2.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 14, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 26, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 72,993,163 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 2,600 stockholders of record. However, management believes that a significant number of shares are held by brokers under a “nominee name” and that the number of beneficial shareholders of our Common Stock exceeds 80,000. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes is necessary to elect a nominee as a director of the Company.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Stockholders who hold shares indirectly as the beneficial owner of shares held for them by a broker or other nominee (i.e., “in street name”) may direct their vote without attending the Annual Meeting by submitting voting instructions to their broker or nominee. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the three nominees of the Board of Directors as Class II Directors of the Company as listed in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) signing and duly delivering a proxy bearing a later date (or submitting new voting instructions with respect to shares held in street name), or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company is being mailed to stockholders of the Company concurrently with this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors of the Company is fixed at ten and the Board of Directors currently consists of ten members. The Board of Directors is divided into three classes, with four directors in Class I, three directors in Class II and three directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting of stockholders.

At the Annual Meeting, three Class II Directors will be elected to serve until the annual meeting of stockholders in 2007 and until such directors’ successors are duly elected and qualified. The Board of Directors has nominated George C. McNamee, Douglas T. Hickey and J. Douglas Grant for re-election as Class II Directors. Shares represented by each properly executed proxy will be voted for the re-election of George C. McNamee, Douglas T. Hickey and J. Douglas Grant as directors, unless contrary instructions are set forth on enclosed proxy card. The nominees have agreed to stand for re-election and to serve, if elected, as directors. However, if any nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

Information about our Directors

Set forth below is certain information regarding the directors of the Company, including the Class II Directors who have been nominated for re-election at the Annual Meeting.

Name	Age	Director Since
Class II—Term Expires 2004
George C. McNamee* (2)(3)	57	1997
Douglas T. Hickey* (2)	48	2000
J. Douglas Grant* (1)	66	2002

Class III–Term Expires 2005
John M. Shalikashvili(1)	67	1999
Larry G. Garberding(1)	65	1997
Richard R. Stewart(3)	54	2003

Class I–Term Expires 2006
Dr. Roger B. Saillant	61	2000
Anthony F. Earley, Jr.(3)	54	1997
Gary K. Willis(2)	58	2003
Maureen O. Helmer	47	2004

*	Nominee for re-election.
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance and Nominating Committee.

The principal occupation and business experience for at least the last five years for each director of the Company is set forth below.

Dr. Roger B. Saillant has served as our President and Chief Executive Officer and a member of the Board of Directors since December 2000. Prior to joining Plug Power, Dr. Saillant spent over 30 years with Ford Motor Company and Visteon Corporation, a full-service supplier of technology solutions to automotive manufacturers within the automotive aftermarket, a spin-off of Ford Motor Company, where he most recently served as Vice President and General Manager of Visteon’s Energy Transformation Systems group. Dr. Saillant was responsible for several billion in revenue, including Visteon’s Distributive Power unit, and for overseeing 12,000 employees on four continents. While at Ford Motor Company and Visteon Corporation, he held numerous management positions in the areas of component engineering, catalysts, electronics, and manufacturing. Dr. Saillant holds a Bachelor of Science degree in Chemistry from Bowdoin College and a Ph.D. in Chemistry from Indiana University, as well as a post-doctorate degree in Organometallic Chemistry from the University of California.

Anthony F. Earley, Jr. has served as a director of DTE Energy Company since 1994, as Chairman of the Board and Chief Executive Officer of DTE Energy Company and its subsidiary, The Detroit Edison Company, since 1998, and as President and Chief Operating Officer of DTE Energy Company and Detroit Edison since 1994. From 1989 to 1994, Mr. Earley served as the President and Chief Operating Officer of Long Island Lighting Company. Mr. Earley currently serves as a director of Comerica Bank, Mutual of America Capital Management Corporation and MASCO Corporation. Mr. Earley received a Bachelor of Science degree in Physics, a Master of Science degree in Engineering, and a Juris Doctorate from the University of Notre Dame.

Gary K. Willis retired as Chairman of the Board of Directors of Zygo Corporation, a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets, in November 2000 after having served in that capacity since November 1998. Mr. Willis had been a director of Zygo Corporation since February 1992 and also served as President from 1992 to 1999 and as Chief Executive Officer from 1993 to 1999. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis is also a director of Rofin-Sinar Technologies, Inc., Benthos Corporation and Middlesex Health Services, Inc. Mr. Willis also serves as a member of the Audit Committee of Rofin-Sinar Technologies, Inc. and Benthos Corporation and Chairman of the Compensation Committee of Benthos Corporation. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnical Institute.

George C. McNamee has served as Chairman of First Albany Companies Inc., a specialty investment banking firm, since 1984 and is a managing partner of FA Technology Ventures, an information and energy technology venture capital firm. Mr. McNamee also serves as a director of META Group, Inc., a company that provides market assessments for clients in the information technology industry. Mr. McNamee is a member of the Board of Directors of the New York Conservation Education Fund. Mr. McNamee received his Bachelor of Arts degree from Yale University.

Douglas T. Hickey has served as General Partner at Hummer-Winblad Venture Partners, a software venture capital firm, since October 2001. Prior to 2001, Mr. Hickey served as Chief Executive Officer and Director of Critical Path Inc., a messaging services provider. Prior to joining Critical Path, he was Senior Vice President of Frontier Corporation and President of Frontier GlobalCenter, leading Frontier’s strategic direction into the internet and data environment. Mr. Hickey joined GlobalCenter in its infancy and, as Chief Executive Officer, built that company into one of the leading web hosting organizations, ultimately leading to its merger with Frontier. Prior to joining GlobalCenter, he was President of Internet services at MFS Communications, which acquired UUnet Technologies, the first commercial Internet service provider. Before joining MFS Communications, Mr. Hickey was general manager of North American sales and field operation at wireless pioneer Ardis, a Motorola company. He led Ardis’s marketing and sales operation, including its successful direct and indirect distribution channels. Mr. Hickey holds a degree in Economics from Siena College.

J. Douglas Grant is a director of Sceptre Investment Counsel Limited, the tenth largest investment management company in Canada, and served as Chairman from 1986 to 2003 and as Chief Executive Officer from 1976 to 1990. In 1974 Mr. Grant was the President of the Toronto Society of Financial Analysts. Mr. Grant is currently a Director of the Ontario Teachers Pension Plan, the second largest pension fund in Canada. Mr. Grant attended the University of Toronto and graduated with a Bachelor of Arts in Political Science and Economics. Mr. Grant is a Fellow of the Institute of Chartered Accountants of Ontario and is a Chartered Financial Analyst. Mr. Grant’s son is the son-in-law of Dr. Roger B. Saillant, Plug Power’s President and Chief Executive Officer.

John M. Shalikashvili (U. S. Army-ret) was the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and National Security Council by serving as the thirteenth Chairman of the Joint Chiefs of Staff, Department of Defense, for two terms from 1993 to 1997. Prior to his tenure as Chairman of the Joint Chiefs of Staff, he served as the Commander in Chief of all United States forces in Europe and as NATO’s tenth Supreme Allied Commander, Europe. He has also served in a variety of command and staff positions in the continental United States, Alaska, Belgium, Germany, Italy, Korea, Turkey and Vietnam. General Shalikashvili is currently a director of L-3 Communications Holdings, Inc., a manufacturer of communications and related equipment, The Boeing Company, United Defense Industries, Inc., a publicly traded manufacturer of military track equipment and naval armament and the Russell Trust Co, a fully-owned subsidiary of Frank Russell Company, a non-depository bank. General Shalikashvili received a Bachelor of Science degree in Mechanical Engineering from Bradley University and a Master of Arts degree in International Affairs from George Washington University, and is a graduate of the Naval Command and Staff College and the United States Army War College.

Larry G. Garberding was a Director and Executive Vice President and Chief Financial Officer of DTE Energy Company and the Detroit Edison Company from 1990 through 2001. Mr. Garberding is currently a Director of Altarum Institute, a non-profit research and innovations institute, H2Gen Innovations, Inc., a developer of hydrogen generation equipment, Intermagnetics General Corporation, a manufacturer of magnetic resonance imaging and instrumentation products and Intermap Technologies Corporation, a digital mapping company. Mr. Garberding received a Bachelor of Science degree in Industrial Administration from Iowa State University.

Richard R. Stewart serves as President and Chief Executive Officer of GE Aero Energy (a business of GE Energy), a $2 billion segment of the General Electric Company that is headquartered in Houston, Texas and is a leading supplier of aeroderivative gas turbines for marine and commercial applications and the world’s largest aeroderivatives gas turbine service provider. Mr. Stewart began his General Electric career in 1998, as a result of General Electric’s acquisition of Stewart & Stevenson Services, Inc. Mr. Stewart began his career at Stewart and Stevenson Services, Inc. in 1972. Throughout his 26 years with Stewart & Stevenson, he was promoted in various positions and was Group Vice President and had served on the Board of Directors for 4 years at the time of the acquisition. Mr. Stewart graduated from the University of Texas, in Austin, Texas with a B.B.A. in Finance.

Maureen O. Helmer has been partner in the Albany, New York law firm of Couch White, LLP since April of 2003. From 1998 to 2003, Ms. Helmer served as Chairman of the New York State Public Service Commission. While Chairman, Ms. Helmer also served as Chairman of the New York State Board on Electric Generation Siting and the Environment. Prior to her appointment as Chairman, Ms. Helmer served as Commissioner of the Public Service Commission from 1997 and was General Counsel to the Department of the Public Service Commission from 1995 through 1997. Ms. Helmer currently serves on the Foundation Board of the State University of New York at Albany and the Steering Committee for the Rappleyea Lawyer in Residence Initiative at Albany Law School Government Law Center. Ms. Helmer received a Bachelor of Science degree in Economics from the State University of New York at Albany and a Juris Doctorate from Buffalo Law School.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held six (6) meetings during the fiscal year ended December 31, 2003 (“Fiscal 2003”). During Fiscal 2003, each of the incumbent directors attended or participated in 75% or more of the meetings of the Board held during the period such person served as a director. The Board of Directors has established three standing committees, an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Corporate Governance and Nominating Committee (the “Corporate Governance Committee”).

Audit Committee

The Audit Committee consists of Messrs. Garberding (Chairman), Shalikashvili and Grant. The Audit Committee held four (4) meetings during Fiscal 2003 and each member attended all of the meetings during the period in which such person served on the committee.

Audit Committee Report

The Audit Committee of the Board of Directors of the Company is currently composed of three non-employee directors. The Board has made a determination that the members of the Audit Committee are “independent” as defined in Rule 4200 (a) (15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. and the applicable rules of the Securities and Exchange Commission (SEC). In addition, the Board has made a determination that Mr. Garberding qualifies as an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Garberding’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was amended by the Board of Directors of the Company on February 12, 2004 and is attached as Appendix A hereto. Under the Committee’s charter, management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control over financial reporting. The Company’s independent auditors, KPMG, report directly to the Committee and are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Committee, among other matters, is responsible for appointing the Company’s independent auditors, evaluating such independent auditors’ qualifications, independence and performance, determining the compensation for such independent auditor, and pre-approval of all audit and non-audit services. Additionally, the Committee is responsible for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements including the work of the independent auditor. The Committee reports to the Board of Directors with regard to:

•	the scope of the annual audit;

•	fees to be paid to the auditors;

•	the performance of our independent auditors;

•	compliance with accounting and financial policies and financial statement presentation; and

•	our procedures and policies relative to the adequacy of internal accounting controls.

The Committee reviewed and discussed with management of the Company and KPMG, the Company’s 2003 quarterly consolidated financial statements and 2003 annual consolidated financial statements. Management has represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Additionally, the Committee has discussed with KPMG any matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements. The Committee has also discussed the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, the ramifications of using such alternative treatments and other written communications between KPMG and management.

KPMG has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with KPMG that firm’s independence. The Committee has also considered whether the performance of non-audit services, if any, by KPMG is compatible with maintaining the auditors’ independence.

The Committee also discussed with KPMG their overall scope and plans for their audit and has met with KPMG, with and without management present, to discuss the results of their audit, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Committee also discussed with KPMG whether there were any audit problems or difficulties, and management’s response.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The Committee has also appointed KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2004.

Audit Committee:

Larry Garberding (Chairman)

J. Douglas Grant

John M. Shalikashvili

Independent Auditors Fees

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by KPMG LLP:

	2003	2002
Audit Fees	$90,000	$75,000
Audit-Related Fees	116,014	273,544
Tax Fees	37,980	74,818

In the above table, and in accordance with new SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; and (3) “tax fees” are fees for tax compliance, tax advice, and tax planning.

Compensation Committee

The Compensation Committee consists of Messrs. Willis (Chairman), Hickey and McNamee who served for the period from October 2003 through December 2003. Messrs. Earley (Chairman) and McNamee served on the Compensation Committee for the period January 2003 through September 2003. The Compensation Committee held three (3) meetings during Fiscal 2003 and each member attended all of the meetings during the period in which such person served on the committee. The Compensation Committee reviews and approves the non-stock compensation arrangements for officers and other senior level employees (including the CEO), reviews general compensation levels for other employees as a group, and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee also determines the stock options or stock grants to eligible persons under the Company’s 1999 Stock Option and Incentive Plan (See EXECUTIVE COMPENSATION—“Report of the Compensation Committee and the Board of Directors on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation”). The Committee’s charter is available on the Company’s website at www.plugpower.com, under the link for “Investor Relations.”

Corporate Governance and Nominating Committee

The Corporate Governance Committee consists of Messrs. Earley (Chairman), McNamee and Stewart. The Corporate Governance Committee’s responsibilities include establishing criteria for Board and committee membership, considering director nominations consistent with the requirement that a majority of the Board be comprised of directors who meet the independence requirements set forth in Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc., identifying individuals qualified to become board members, and selecting the director nominees for election at each annual meeting of stockholders.

In seeking and evaluating prospective members of the Board, the Nominating and Governance Committee considers the nature and scope of the Company’s business activities, and the capacity of the Board to provide oversight and positive contributions in areas of particular significance to the long-term creation of shareholder value. The Committee believes that individual candidates should also demonstrate proven success in business environments, high levels of commitment, adequate availability to actively participate in the Board’s affairs, and high levels of integrity and sensitivity to current business and corporate governance trends. Before recommending a candidate to the full Board, all members of the Committee will participate in meetings with the candidate, and the Committee also seeks to arrange meetings between the candidate and other Board members.

Candidates are typically identified by other Board members or in Board-member discussions with third parties, and the Committee will consider individuals recommended by shareholders. A shareholder who wishes to recommend a candidate for consideration by the Committee should do so in writing by submitting the candidates name, and qualifications c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, NY 12110, attention Corporate Secretary. Candidates recommended by shareholders will be considered according to the same standards of perceived Company need and potential individual contribution as are applied to candidates from other sources.

The Corporate Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. The Committee’s charter is available on the Company’s website at www.plugpower.com, under the link for “Investor Relations.”

Director Compensation

The Compensation Committee periodically reviews the Company’s Non-Employee Director Compensation Plan (“Plan”) to ensure that the compensation aligns the directors’ interests with the long-term interests of our stockholders; and that the structure of the compensation is simple, transparent and easy for stockholders to understand. The Committee also considers whether the Plan fairly compensates our directors when considering the work required in a company of our size and scope. Employee directors do not receive additional compensation for their services as directors. Following is a summary of the Plan:

Under the Plan, upon initial election or appointment to the Board of Directors, new non-employee directors receive non-qualified stock options to purchase 15,000 shares (50,000 shares for any new non-employee Chairman) of Common Stock with an exercise price equal to fair market value on the date of grant and that are fully vested upon grant. Each year of a non-employee director’s tenure, the director will receive non-qualified options to purchase 10,000 shares (15,000 shares for any non-employee Chairman), plus non-qualified options to purchase an additional 5,000 shares for serving as chairman of the Audit Committee and non-qualified options to purchase an additional 2,000 shares for serving as chairman of any other committee, including the Compensation Committee. These annual options, with an exercise price equal to fair market value on the date of grant, fully vest on the first anniversary of the date of grant.

In addition, each non-employee director is paid an annual retainer of $20,000 ($25,000 for any non-employee Chairman) for their services. Committee members receive additional annual retainers in accordance with the following:

Committee	Non- Employee Chairman	Non- Employee Director
Audit Committee	$15,000	$10,000
Compensation Committee	10,000	5,000
Corporate Governance and Nominating Committee	10,000	5,000

These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees.

The total amount of the annual retainers are paid in a combination of fifty (50%) percent cash and fifty (50%) percent Common Stock with an option to receive up to one hundred (100%) percent Common Stock, at the election of the non-employee director. All such stock shall be fully vested at the time of issuance. Non-employee directors are also reimbursed for their direct expenses associated with their attendance at board meetings.

Contacting the Board of Directors

You may contact any of our directors by writing to them c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110, attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

EXECUTIVE OFFICERS

The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below.

Executive Officers	Age	Position
Dr. Roger B. Saillant	61	President, Chief Executive Officer and Director
Gregory A. Silvestri	43	Chief Operating Officer
David A. Neumann	41	Vice President and Chief Financial Officer
Mark A. Sperry	43	Vice President and Chief Marketing Officer
Dr. John F. Elter	62	Vice President of Research and System Architecture

Dr. Roger B Saillant’s biographical information can be found in the section entitled “Information about our Directors” in this proxy statement.

Gregory A. Silvestri has served as Chief Operating Officer since August 2000. In that capacity, Mr. Silvestri manages the full range of manufacturing activities, product engineering and supply chain management. From June 1999 to August 2000 Mr. Silvestri served as our Vice President of Operations. From May 1991 to May 1999, Mr. Silvestri served in a number of senior general management positions responsible for North American and Asia-Pacific operations for Norton Company, an operating unit of Saint-Gobain Corporation that supplies engineered materials to a variety of industries. Prior to that time, Mr. Silvestri served as an Engagement Manager within the Industrial Practice Group of McKinsey & Company. Mr. Silvestri received his Bachelor of Science and Engineering degree in Chemical Engineering from Princeton University and a Masters in Business Administration degree, with honors, from the University of Virginia.

David A. Neumann was appointed Vice President and Chief Financial Officer in January 2003. In that capacity, Mr. Neumann is responsible for management of finance, accounting, investor relations and information systems. Prior to his appointment, Mr. Neumann served as Corporate Controller for the Company since December 1997. Prior to joining the Company, Mr. Neumann was with Trans World Entertainment, where he managed the external reporting functions of the Company. Mr. Neumann also held the position of Assistant Corporate Controller for The Raymond Corporation in Greene, New York and was a senior associate with PricewaterhouseCoopers (formerly Coopers & Lybrand). Mr. Neumann is a Certified Public Accountant and holds a Bachelor of Science degree in Accounting from the State University of New York at Plattsburgh.

Mark A. Sperry has served as Vice President and Chief Marketing Officer since May 2000. In that capacity, Mr. Sperry is responsible for all sales and marketing activities including product strategy development, channel management, market engagement, government relations and marketing communications. Additionally, Mr. Sperry manages our field service and applications development activities. Prior to joining the Company, Mr. Sperry spent 15 years at Xerox Corporation, where he most recently served as Vice President and General Manager for the Production Color Business within the North American Solutions Group. While at Xerox, he held a wide variety of positions spanning finance, operations, marketing and strategy, including worldwide marketing responsibility for the highly successful, multi-billion dollar DocuTech product family. Mr. Sperry received Bachelor of Arts degrees in Economics and Political Science from Dickinson College and a Masters in Business Administration from Syracuse University.

Dr. John F. Elter has served as Vice President of Research and Systems Architecture since March 2001. Prior to joining Plug Power, Dr. Elter worked at Eastman Kodak Corporation, where he most recently served as Vice President and Chief Technology Officer in the professional division. Prior to his employment at Eastman Kodak Corporation, Dr. Elter spent over 30 years at Xerox Corporation, where he held a variety of management positions spanning advanced technology, engineering, quality, strategy and architecture, business development and operations. Dr. Elter has a proven track record in leading high technology innovation and product commercialization, which includes two major product platforms at Xerox Corporation that have generated over

$40 billion in revenue. Dr. Elter holds a Bachelor of Science degree in Mechanical Engineering from Purdue University, a Master of Science degree in Mechanical Engineering from New York University, and a Ph.D. in Mechanical and Aerospace Sciences from the University of Rochester.

Subject to any terms of any employment agreement with the Company (as further described in the Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the individual serving as the Company’s Chief Executive Officer and the four other most highly compensated executive officers during Fiscal 2003 (“named executive officers”).

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(1)	Securities Underlying Options (#)(2)	All Other Compensation($)
Dr. Roger B. Saillant(3)	2003	300,000	—	—	—	15,352
President and	2002	300,000	—	—	—	11,881
Chief Executive Officer	2001	300,000	—	84,900	11,747	12,849

Gregory A. Silvestri(4)	2003	249,552	42,650	35,463	—	—
Chief Operating Officer	2002	235,000	48,500	—	—	—
	2001	234,038	66,505	39,247	30,000	117,500

Mark A. Sperry(5)	2003	218,601	38,875	406,400	—	10,930
Vice President and Chief	2002	205,000	48,500	—	—	4,613
Marketing Officer	2001	204,520	58,015	—	35,027	2,819

Dr. John F. Elter(6)	2003	244,904	37,500	169,332	—	12,245
Vice President of Research	2002	225,000	48,500	—	—	10,471
and System Architecture	2001	193,846	98,763	—	35,810	37,813

David A. Neumann(7)	2003	147,116	39,575	71,120	—	7,356
Vice President and Chief	2002	100,000	30,000	—	—	4,558
Financial Officer	2001	99,519	28,300	—	23,916	3,981

(1)	The amounts in this column represent the value of Restricted Common Stock awards. The value of these awards is calculated by multiplying the closing market price of our common stock on the date of grant.

On June 20, 2003, we issued shares of Restricted Common Stock pursuant to a stock option exchange approved by our shareholders. The shares of Restricted Common Stock, valued at $5.08 per share, which was based on the closing market price of our Common Stock on the date of grant, will vest in three equal installments on March 20, 2005, June 20, 2005 and September 20, 2005. Under this exchange offer, Mr. Silvestri received 26,666 shares of Restricted Common Stock, Mr. Sperry received 80,000 shares of Restricted Common Stock, Mr. Elter received 33,333 shares of Restricted Common Stock and Mr. Neumann received 14,000 shares of Restricted Common Stock.

On November 14, 2001, the Company awarded 9,953 shares of Restricted Common Stock to Dr. Saillant and 4,601 shares of Restricted Common Stock to Mr. Silvestri, for services rendered in 2001, valued at $8.53 per share, which was based on the closing market price of the Common Stock on the date of grant. Dr. Saillant’s Restricted Common Stock vests on November 14, 2004 provided he is employed with the Company through that date. Of the Restricted Common Stock awarded to Mr. Silvestri, 2,300 vested on November 14, 2002 and 2,301 vested on November 14, 2003.

(2)	The amounts for 2001 exclude 2001 stock option awards tendered pursuant to the June 2003 stock option exchange described in footnote (1) of the “Summary Compensation Table”. The number of stock options excluded for Messrs. Silvestri, Sperry, Elter and Neumann are 30,000, 50,000, 100,000 and 10,000 options, respectively.
(3)	The amount of other compensation in 2003 and 2002 represents the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan in the amount of $15,352 and $11,881, respectively. The amount in 2001 represents $6,000 of matching contributions we made under our 401(k) Savings and Retirement Plan and moving and relocation expenses of $6,849 paid by the Company. In aggregate, Dr. Saillant held 9,953 shares of vested and unvested Restricted Common Stock with a value of $72,159, based on the closing market price of our Common Stock at December 31, 2003.
(4)	The amount of other compensation in 2001 represents the taxable amount attributable to the exercise of non-qualified employee stock options. In aggregate, Mr. Silvestri held 31,297 shares of vested and unvested Restricted Common Stock with a value of $226,686, based on the closing market price of our Common Stock at December 31, 2003.
(5)	The amount of other compensation in 2003, 2002 and 2001 represents the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan in the amount of $10,930, $4,613 and $2,819, respectively. In aggregate, Mr. Sperry held 80,000 shares of unvested Restricted Common Stock with a value of $580,000, based on the closing market price of our Common Stock at December 31, 2003
(6)	The amount of other compensation in 2003 and 2002 represents the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan in the amount of $12,245 and $10,471, respectively. The amount of other compensation in 2001 represents the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan in the amount of $2,942 and moving and relocation expenses of $34,871 paid by the Company. In 2003, Mr. Elter elected to receive a portion of his annual bonus in the form of Plug Power common stock in the amount of $32,500. In aggregate, Mr. Elter held 33,333 shares of unvested Restricted Common Stock with a value of $241,664, based on the closing market price of our Common Stock at December 31, 2003.
(7)	Mr. Neumann was appointed Vice President and Chief Financial Officer in January 2003. The amount of other compensation in 2003, 2002 and 2001 represents the dollar value of matching contributions we made under our 401(k) Savings and Retirement Plan in the amount of $7,356, $4,558 and $3,981, respectively. In aggregate, Mr. Neumann held 14,000 shares of unvested Restricted Common Stock with a value of $101,500, based on the closing market price of our Common Stock at December 31, 2003.

Option Grants In Last Fiscal Year

We did not grant stock options to any of the named executive officers in Fiscal 2003.

Fiscal Year-End Option Values

Option Exercises and Option Values.    The following table sets forth the number and value of unexercised options to purchase our Common Stock held by the named executive officers at December 31, 2003. None of the named executive officers exercised any stock options in Fiscal 2003.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Roger B. Saillant	—	—	386,747	375,000	—	—
Gregory A. Silvestri	—	—	195,000	10,000	101,500	—
Mark A. Sperry	—	—	26,027	9,000	—	—
Dr. John F. Elter	—	—	26,810	9,000	—	—
David A. Neumann	—	—	26,811	6,668	24,954	—

(1)	None of the options held by Messrs. Saillant, Sperry and Elter had any value because the exercise price for each option exceeded the last reported sale price on the Nasdaq National Market on December 31, 2003. Messrs. Silvestri and Neumann held 175,000 and 9,563 options, respectively, with an exercise price that was below the last reported sale price on December 31, 2003 of $7.25.

Employment Agreements

Dr. Saillant and the Company are parties to an employment agreement which renews automatically for successive one-year terms unless Dr. Saillant or the Company gives notice to the contrary. Dr. Saillant receives an annual base salary of $300,000 and is eligible to: (i) receive an annual incentive bonus with a target amount equal to 100 percent of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit and executive perquisites. Dr. Saillant’s employment may be terminated by the Company for “cause”, as defined in the agreement, or by Dr. Saillant for “good reason”, as defined in the agreement, or without “good reason” upon sixty days’ prior notice to the Company. If Dr. Saillant’s employment is terminated by the Company for any reason other than cause, death or disability, or in the event that Dr. Saillant terminates his employment with the Company and is able to establish “good reason”, the Company is obligated to pay Dr. Saillant the sum of the following amounts: (i) his expected bonus through the date of termination; plus (ii) either, two years’ annual base salary and two years’ expected bonus if the date of termination occurs within one year after a change in control of the Company, or one year’s annual salary and expected bonus if the termination occurs either in the absence of a change in control or more than one year after a change in control. In the event, of a termination for “good reason,” Dr. Saillant is entitled to be fully vested in any outstanding restricted stock, stock options and other stock awards previously granted. Furthermore, the Company is required to continue paying health insurance and other benefits to Dr. Saillant and his eligible family members for the applicable period.

The Company and Mr. Silvestri are parties to an agreement pursuant to which he will receive 100% of his base salary, continuation of employee benefits and vesting of stock options for twelve months in the event of a termination of his employment for any reason, including voluntary termination. Mr. Silvestri’s agreement survives both or either (a) a merger, reorganization or consolidation, or (b) a sale of all or substantially all of the assets or stock of our company.

We are a party to agreements with each of Messrs. Elter, Neumann and Sperry that provide, among other things, that, if within a year after a change in control, the Company terminates such executive or assigns him duties materially inconsistent with his position (a “Terminating Event”), he shall be entitled to (1) receive a lump sum payment equal to the sum of (i) his average annual base salary over the three fiscal years prior to the

Terminating Event and (ii) his average annual bonus over the three fiscal years prior to the change in control, (2) continue vesting in his options for twelve (12) months, and (3) receive benefits, including health, dental and life insurance for twelve (12) months.

The following Report of the Compensation Committee of the Board of Directors on Executive Compensation, and the Shareholder Return Performance Graph on page 17 will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

Report on Offer to Exchange Stock Options for Restricted Common Stock

Effective June 20, 2003, we offered non-director employees, including non-director executive officers, of Plug Power the opportunity to exchange outstanding stock options granted to them, with an exercise price greater than $8.53 per share, under Plug Power’s 1997 Membership Option Plan or 1999 Stock Option and Incentive Plan, for shares of Restricted Common Stock.

For each option exchanged, the holder received a number of shares of Restricted Common Stock of Plug Power equal to one third of the number of shares of Plug Power common stock underlying the exchanged option (rounded down to the nearest whole share of restricted stock); provided, that each option holder who exchanged all of his or her options received a minimum of 500 shares of Restricted Common Stock. Additionally, each option holder was required to exchange the full number of shares of Plug Power common stock subject to an individual option award. Newly issued shares of Restricted Common Stock will vest in three equal installments on March 20, 2005, June 20, 2005 and September 20, 2005.

For those who elected to participate in the offer, the options they elected to exchange were cancelled and are no longer valid as of June 20, 2003. Any options that an option holder chooses not to exchange pursuant to the offer will remain outstanding and will retain their current exercise price and other terms.

Since many of our outstanding options were at exercise prices significantly higher than our then current stock price, and therefore no longer provided the intended performance incentives for our employees which the board of directors of Plug Power considered to be important factors with respect to maximizing shareholder value, we made this offer to create better performance incentives for our employees. The following table describes participation in the exchange offer by the named executive officers. There have not been any repricings of stock options or any other exchange of stock options, held by our executive officers, prior to this exchange offer. The offer to exchange stock options for Restricted Common Stock was approved by our Board of Directors and our stockholders.

10-YEAR OPTION/SAR REPRICINGS

Name	Date*	Number of Securities Underlying Options/ SARs Amended	Market Price of Stock at Time of Amendment*	Exercise Price at Time of Amendment	New Exercise Price**	Length of Original Option Term Remaining at Date of Amendment*** (in years)
Dr. Roger B. Saillant ****	—	—	—	—	—	—
Gregory A. Silvestri	6/20/03	50,000	$5.08	$83.50	N/A	6.58
	6/20/03	30,000	$5.08	$17.94	N/A	7.58
Mark A. Sperry	6/20/03	70,000	$5.08	$87.00	N/A	6.83
	6/20/03	70,000	$5.08	$19.25	N/A	7.42
	6/20/03	100,000	$5.08	$17.94	N/A	7.58
Dr. John F. Elter	6/20/03	100,000	$5.08	$17.88	N/A	7.67
David A. Neumann	6/20/03	14,000	$5.08	$11.00	N/A	6.08
	6/20/03	18,000	$5.08	$83.50	N/A	6.58
	6/20/03	10,000	$5.08	$17.94	N/A	7.58

*	As of the date of cancellation (June 20, 2003).
**	Shares of Restricted Common Stock were exchanged for option. Replacement options will not be granted.
***	Calculated as of the date of cancellation (June 20, 2003).
****	As a director of Plug Power, Dr. Roger B. Saillant was not eligible to participate in the exchange.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company’s stockholders.

Compensation for the named executive officers during Fiscal 2003 included salary, bonus and incentive awards. Base salary was determined by reviewing the previous levels of base salary, base salaries paid by comparable companies to executives with similar responsibilities, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer’s responsibilities.

For Fiscal 2003, bonus amounts were based on the named executive officers’ specific contributions made during the year toward the Company’s goals established at the beginning of the year. Bonus amounts were paid in the first quarter of Fiscal 2004. Stock options are also granted to executive officers based upon their specific responsibilities and are granted by the Compensation Committee. The Compensation Committee did not issue stock options to any of the named executive officers in Fiscal 2003. The Compensation Committee believes that the current salary and bonus structure along with existing stock options, which generally vest equally over three or four years, will serve to properly motivate the executive team to achieve the short- and long-term goals of the Company. Additionally during Fiscal 2003, Messrs. Silvestri, Sperry, Elter and Neumann participated in our stock option exchange as detailed in the Summary Compensation Table under the caption “Executive Compensation”.

Chief Executive Officer’s Fiscal 2003 Compensation:    The Compensation Committee determined Dr. Saillant’s annual base salary and incentives (as described under the caption “Employment Agreements”) in accordance with the principles and methods applied to other executive officers at similar companies. As President and Chief Executive Officer of the Company, Dr Saillant was eligible to participate in the same executive compensation programs available to the Company’s other Executive Officers.

Compliance with Internal Revenue Code Section 162(m):    The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m), which bars a deduction to any publicly held corporation for compensation paid to a “covered employee” in excess of $1 million per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company’s executive officers is well below the $1 million salary limitation. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate.

Compensation Committee:

Gary K Willis (Chairman),

Douglas T. Hickey

George C. McNamee

Compensation Committee Interlocks and Insider Participation

During Fiscal 2003, Messrs. Earley and McNamee served as members of the Compensation Committee for the period from January 2003 through September 2003 and Messrs. Willis (Chairman), Hickey and McNamee served as members of the Compensation Committee for the period from October 2003 through December 2003. For information regarding their relationships with the Company, see “Certain Relationships and Related Transactions” below. All related party transactions have been approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of March 26, 2004, First Albany Companies Inc. (FAC) owned approximately 3.7% of our outstanding Common Stock and approximately 10.8% of Mechanical Technology Incorporated (MTI) which beneficially owned approximately 7.8% of our Common Stock as of March 26, 2004. George C. McNamee, the Chairman of FAC is currently the Chairman of our Board of Directors.

Edison Development Corporation (EDC) beneficially owned approximately 19.7% of our outstanding Common Stock as of March 26, 2004. Anthony F. Earley, Jr., the Chairman, Chief Executive Officer, President and Chief Operating Officer of DTE Energy Company (DTE), is a member of our board of directors. We have an exclusive distribution agreement with DTE Energy Technologies, Inc. (an affiliate of EDC and DTE) for the states of Michigan, Ohio, Illinois, and Indiana. Under the agreement we can sell directly or negotiate nonexclusive distribution rights to third parties for the GenCore backup power product line and the GenSite hydrogen generation product line. Starting in the fourth quarter of 2004 for GenCore and in the fourth quarter of 2005 for GenSite, we have agreed to pay a 5% commission to DTE Energy Technologies, Inc., based on sales price of units shipped to the above noted states. The distribution agreement expires on December 31, 2014. No receivable was outstanding at December 31, 2003.

GEPS Equities, Inc., an indirect wholly owned subsidiary of General Electric Company that operates within its GE Energy (formerly known as GE Power Systems) business, beneficially owned approximately 8.7% of our outstanding Common Stock as of March 26, 2004. Richard R. Stewart, President and Chief Executive Officer of GE Aero Energy (a business of GE Energy), is a member of our board of directors. Pursuant to an agreement with GE MicroGen, we have agreed to use our best efforts to cause one individual nominated by GE Energy to be elected to our Board of Directors for as long as our distribution agreement with GEFCS is in effect.

We are party to a joint venture agreement with GE MicroGen, Inc. to form GE Fuel Cell Systems, LLC (GEFCS), to exclusively market, sell, install and service certain of our PEM fuel cell systems under 35 kW designed for use in residential, commercial and industrial stationary power applications on a global basis, with the exception of the states of Illinois, Indiana, Michigan and Ohio, in which DTE Energy Technologies, Inc., has exclusive distribution rights. GE MicroGen, Inc. is a wholly owned subsidiary of General Electric Company that operates within the GE Energy business.

Under a separate agreement with the General Electric Company, for our product development effort, we have agreed to source technical support services, including engineering, testing, manufacturing and quality control services. Under this agreement, the Company has committed to purchase a minimum of $12.0 million of such services over a five year period, which began September 30, 1999. During fiscal 2003 we purchased approximately $1.6 million of such services.

Shareholder Return Performance Graph

Below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the Nasdaq Composite Index and the companies included within the Standard & Poor’s High Tech Composite Index for the period commencing October 29, 1999 and ending December 31, 2003. The calculation of total cumulative return assumes a $100 investment in the Company’s Common Stock, the Nasdaq Composite Index and the Nasdaq Standard & Poor’s High Tech Composite Index on October 29, 1999, the date of the Company’s initial public offering, and the reinvestment of all dividends. The beginning measurement point is established by the market close on October 29, 1999.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 26, 2004 by:

•	all persons known by us to have beneficially owned 5% or more of the Common Stock;

•	each of our directors;

•	the named executive officers; and

•	all directors and executive officers as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

	Shares Beneficially Owned(1)
Name and Address (1) of Beneficial Owner	Number(2)	Percent(2) (%)
DTE Energy Company(3)	14,399,463	19.7
General Electric Company(4)	6,393,666	8.7
Mechanical Technology Incorporated	5,693,227	7.8
Anthony F. Earley, Jr.(5)	14,476,945	19.7
Larry G. Garberding(6)	112,106	*
J. Douglas Grant(7)	41,382	*
Maureen O. Helmer(8)	15,000	*
Douglas T. Hickey(9)	45,000	*
George C. McNamee(10)	2,996,246	4.1
Richard R. Stewart(11)	6,410,219	8.8
John M. Shalikashvili(12)	85,262	*
Gary K. Willis(13)	104,238	*
Dr. Roger B. Saillant(14)	436,613	*
Gregory A. Silvestri(15)	228,809	*
Mark Sperry(16)	107,192	*
Dr. John F. Elter(17)	61,599	*
David A. Neumann(18)	42,739	*
All executive officers and directors as a group (14 persons)(19)	25,169,001	33.7

*	Represents less than 1% of the outstanding shares of Common Stock
(1)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder. The address of Mechanical Technology Incorporated is 431 New Karner Road, Albany, New York 12205. The address DTE Energy Company is 2000 Second Avenue, 644 WCB, Detroit, Michigan 48226. The address of General Electric Company is c/o GE Energy, One River Road, Schenectady, New York 12345. The address of all other listed stockholders is c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110.
(2)	The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 26, 2004, through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of March 26, 2004, but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 72,993,163 shares of Common Stock outstanding as of March 26, 2004.
(3)	Includes 14,129,463 shares owned of record by Edison Development Corporation, an indirect wholly owned subsidiary of DTE Energy Company, of which 270,000 are shares of Plug Power Common Stock issuable upon the exercise of outstanding options that are exercisable within 60 days of March 26, 2004.

(4)	Includes 5,668,666 shares of Plug Power Common Stock owned of record by GEPS Equities, Inc., an indirect wholly-owned subsidiary of General Electric Company that operates within its GE Energy business, and 725,000 shares of Plug Power Common Stock issuable upon the exercise of an outstanding option that is exercisable within 60 days of March 26, 2004, by GEPS Equities, Inc.
(5)	Includes 14,399,463 shares of Plug Power Common Stock owned of record by Edison Development Corporation, an indirect wholly-owned subsidiary of DTE Energy Company, of which 270,000 are shares of Plug Power Common Stock issuable upon the exercise of outstanding options that are exercisable within 60 days of March 26, 2004. Mr. Earley, a director and executive officer of DTE Energy, may be deemed the beneficial owner of these shares. Mr. Earley disclaims beneficial ownership of these shares. Also includes 65,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options held by Mr. Earley that are exercisable within 60 days of March 26, 2004. Mr. Earley has assigned to DTE Energy Company his right to receive the shares underlying such options and any proceeds from the sale of such shares.
(6)	Includes 30,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004. Also includes 55,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004. Mr. Garberding has assigned to DTE Energy Company his right to receive the shares underlying such options and any proceeds from the sale of such shares.
(7)	Includes 25,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(8)	Includes 15,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(9)	Includes 45,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(10)	Includes 255,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options held by Mr. McNamee that are exercisable within 60 days of March 26, 2004. Mr. McNamee, Chairman of First Albany Companies Inc, may be deemed the beneficial owner of 2,721,088 shares owned of record by First Albany Companies Inc. Mr. McNamee disclaims beneficial ownership of these shares.
(11)	Includes 5,668,666 shares of Plug Power Common Stock owned of record by GEPS Equities, Inc., an indirect wholly-owned subsidiary of General Electric Company that operates within its GE Energy business, and 725,000 shares of Plug Power Common Stock issuable upon the exercise of an outstanding option that is exercisable within 60 days of March 26, 2004, by GEPS Equities, Inc. Mr. Stewart, a senior vice president of General Electric Company and the president and chief executive officer of GE Energy, disclaims beneficial ownership of these shares. Also includes 15,000 shares of Plug Power common stock issuable upon exercise of outstanding options held by Mr. Stewart that are exercisable within 60 days of March 26, 2004. Mr. Stewart has assigned to General Electric Company his right to receive the shares underlying such options and any proceeds from the sale of such shares.
(12)	Includes 65,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(13)	Includes 92,685 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(14)	Includes 386,747 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(15)	Includes 195,000 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(16)	Includes 26,027 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(17)	Includes 26,810 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(18)	Includes 26,811 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.
(19)	Includes 1,594,074 shares of Plug Power Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of March 26, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, as defined by section 16, and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations from Section 16 Persons that no other Section 16(a) reports were required for such persons during Fiscal 2003, the Company believes that during Fiscal 2003 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personally. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their reasonable expenses by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company on or before December 15, 2004, to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany-Shaker Road, Albany, New York, 12110. Such proposal must also comply with the requirements as to forma and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2005 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company not less than 90 days nor more than 120 days prior to May 20, 2005, which dates are February 19, 2005 and January 20, 2005, respectively. If the date of the 2005 Annual Meeting is subsequently moved more than 30 days before or more than 60 days after May 20, 2005, such proposals must be received not more than 120 days prior to the date of the 2005 Annual Meeting and not later than the later of (a) 90 days prior to the date of the 2005 Annual Meeting or (b) the 10th day following the date on which public announcement of the 2005 Annual Meeting is made, as set forth in the Company’s By-laws. Stockholder proposals must include all supporting documentation required by the Company’s By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

The Company has selected KPMG LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004. A KPMG LLP representative will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

Electronic Delivery

The notice of Annual Meeting and Proxy Statement and 2003 Annual Report are available on our Internet site at www.plugpower.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, shareholders can elect to receive these communications electronically via the World Wide Web.

Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses ADP Investor Communications Services, you can sign up to receive electronic proxy materials at www.InvestorDelivery.com.

Householding Information

As permitted by the SEC’s proxy statement rules, the Company will deliver only one annual report or proxy statement to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will, upon written or oral request, deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the annual report or proxy statement was delivered and will include instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of the annual report or proxy statement. Registered shareholders wishing to receive a separate annual report or proxy statement in the future or registered shareholders sharing an address wishing to receive a single copy of the annual report or proxy statement in the future may contact the Company’s Transfer Agent:

American Stock Transfer and Trust Company

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

www.amstock.com

ANNUAL REPORT ON FORM 10-K

The Company’s 2003 Annual Report was mailed to shareholders with this proxy statement. Upon request, the Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K, which has been filed with the SEC. Shareholders may receive a copy of the Form 10-K by:

(1)	Writing to Chief Financial Officer, Plug Power Inc., 968 Albany-Shaker Road, Latham, NY 12110;

(2)	Calling (518) 782-7700;

(3)	Accessing the Company’s website at www.plugpower.com; or

(4)	Accessing the SEC’s website at www.sec.gov.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Appendix A

PLUG POWER INC.

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors at a meeting held on February 12, 2004

I.	General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Plug Power Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; and

•	oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	oversee the preparation of the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	Composition

The Audit Committee shall consist of at least three (3) members of the Board of Directors of the Company (the “Board”), each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee must qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.	Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.	Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

V.	Responsibilities and Authority

A.	Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.	Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•	The Audit Committee shall be responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee must review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

(i)	obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(ii)	review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

(iii)	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

D.	Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer).

•	The Audit Committee shall review and discuss with management and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee may review:

(i)	any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)	major issues as to the adequacy of the Company’s internal controls including any special audit steps adopted in light of material control deficiencies;

(iii)	major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	This review may also include:

(i)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

(iii)	any management or internal control letter issued, or proposed to be issued, by the auditors.

•	The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act including financial statements and related footnoted as a whole.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.	Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, any such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.	Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee should review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

G.	Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the Company’s financial statements.

VI.	Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.	General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with Generally Accepted Accounting Principles. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

ANNUAL MEETING OF STOCKHOLDERS OF

PLUG POWER INC.

May 20, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê    Please detach and mail in the envelope provided.    ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1: Election of three class II Directors, each to hold office until the Company’s 2007 Annual Meeting of Stockholders and until his successor is duly elected and specified.

In their discretion, the proxy holders are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXY HOLDERS ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please be sure to sign and date this Proxy.

PLEASE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ☐ George C. McNamee ☐ Douglas T. Hickey ☐ J. Douglas Grant
Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and include your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder                                                               Date:                          Signature of Stockholder:                                                                   Date:

Note:	The proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guarantor, please give full title as such. If the signer is a corporation, please sign the corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLUG POWER INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PLUG POWER INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 20, 2004

The undersigned hereby constitutes and appoints David Neumann and Ana-Maria Galeano Proxies of the undersigned, with full power of substitution in each of them, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Plug Power Inc. (the “Company”) held of record by the undersigned as of the close of business on March 26, 2004, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Albany Marriott, 189 Wolf Road, Albany, New York, at 10:00 a.m. local time, on Thursday, May 20, 2004, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXY HOLDERS ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.